Exhibit 10:36

                           NOTE MODIFICATION AGREEMENT

This Note Modification Agreement is made the 27th day of July, 1999, by and between the undersigned parties with regard to the obligation described below, which obligation shall hereinafter be referred to as the "Note".

     Date of Note:   6/16/99       Original Amount of Note  $1,529,784.00
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     Interest Rate:  LSB Prime variable plus .75% (8.50%)
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     Payable:        11 payments of $19,000 beginning 7/16/99 with final payment
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                     of unpaid principal plus accrued interest due June 16,
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                     2000.
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     Security:       See attached Addendum A dated June 16, 1999
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     Principal Balance   $1,521,779.32       Interest Paid To: 7/16/99
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The maker of the Note and  Lexington  State Bank,  the payee  thereof,  mutually desire to modify and amend the provisions of the Note in the manner hereinafter set forth, it being specifically understood that except as herein modified and amended, the terms and provisions of the Note and any Security Agreement and/or Deed of Trust granted as security thereto shall remain unchanged and continue in full force and effect as therein written.

Now therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned agreed that the Note is hereby modified and amended to provide as follows:

     Extend  amortization  schedule at $19,000 monthly through May 16, 2001 with
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     unpaid principal, plus accrued interest due June 16, 2001
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It is mutually  agreed by and between the  parties  hereto that  nothing  herein contained shall impair the security now held for the Note, nor shall waive, annul, vary or affect any provision, condition, covenant, or agreement contained in the Note or any Security Agreement of Deed of Trust securing same. Furthermore, all rights and remedies as to all parties secondarily liable for repayment of the indebtedness evidenced by the Note are hereby reserved.

In witness whereof, this instrument has been executed by the parties hereto and delivered on the day and year first above written.

                                        Wellington Hall, Limited

                                        By: /s/ Hoyt M. Hackney, Jr.      (Seal)
                                            ------------------------------
                                            Hoyt M. Hackney, Jr. President
LEXINGTON STATE BANK
                                        By: /s/ William W. Woodruff       (Seal)
                                            ------------------------------
                                            William W. Woodruff, Secretary

                                    Attest: /s/ William W. Woodruff       (Seal)
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                                            William W. Woodruff, Secretary
By: /s/ E. Warren MacKinstry
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    E. Warren MacKinstry                                          Corporate Seal

Its:  Vice President
      -------------------------              Account/Note Number:
                                             Old
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                                             New   3200548-9002
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